UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-10909                  22-2343568
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


   420 Lexington Avenue, Suite 450
        New York, New York                                           10170
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On November 13, 2007, the Company entered into an acquisition agreement with UTEK Corporation ("UTEK") and Stem Cell Technologies, Inc., a wholly-owned subsidiary of UTEK ("SCTI"), pursuant to which the Company acquired all the issued and outstanding common stock of SCTI in a stock-for-stock exchange. Pursuant to a license agreement (the "License Agreement") between SCTI and the University of Louisville Research Foundation ("ULRF"), SCTI owns an exclusive, worldwide license to a technology developed by researchers at the University of Louisville to identify and isolate rare stem cells from adult human bone marrow, called VSELs (very small embryonic like) stem cells. Concurrent with the SCTI acquisition, NeoStem entered into a sponsored research agreement (the "Sponsored Research Agreement" or "SRA") with ULRF under which NeoStem will support further research in the laboratory of Mariusz Ratajczak, M.D., Ph.D., a co-inventor of the VSEL technology and head of the Stem Cell Biology Program at the James Graham Brown Cancer Center at the University of Louisville. SCTI was funded by UTEK in amounts sufficient to pay certain near-term costs under the License Agreement and the SRA. In consideration for the acquisition, the Company issued to UTEK 400,000 unregistered shares of its common stock, par value $0.001 per share for all the issued and outstanding common stock of SCTI. The value of the transaction is estimated to be $940,000.

     VSELs have many characteristics typically found in embryonic stem cells, including the ability to differentiate into specialized cells found in different types of tissue that would be able to interact with the specific organ in order to repair degenerated, damaged or diseased tissue (the three "Ds" of aging). NeoStem has the ability to harvest and cryopreserve these VSELs from individual patients, setting the stage for their use in personalized regenerative medicine. If VSELs can be expanded from individual patients and their potential to develop into different types of tissue cells maintained, it would represent a significant step toward overcoming the two major limitations in the development of stem cell therapies today, the ethical dilemma regarding use of embryonic stem cells and the immunological problems associated with using cells from a third party donor.

     Under the License Agreement, SCTI agrees to engage in a diligent program to develop the VSEL technology with the goal of public utilization resulting therefrom. SCTI has the right to sublicense the VSEL technology in accordance with the terms of the License Agreement. It further sets forth the parties rights and obligations with regard to patent prosecution, including that SCTI will take the lead in connection therewith. Certain license fees, royalties and milestone payments are to be paid to ULRF from SCTI in connection with the acquisition and development of the VSEL technology, and SCTI is responsible for all payments for patent filings and related applications. The License Agreement also contains certain provisions relating to "stacking," permitting SCTI to pay royalties to ULRF at a reduced rate in the event it is required to also pay royalties to third parties exceeding a specified threshold for other technology in furtherance of the exercise of its patent rights or the manufacture of products using the VSEL technology. ULRF retained the right under the License Agreement to license and practice the VSEL Technology for noncommercial purposes only, such as education, academic research, teaching and public service, and also retained the right of publication subject to certain confidentiality limitations. The License Agreement contains confidentiality and other standard provisions, limits ULRF liability and provides for indemnification of ULRF and to the extent allowed by law, indemnification of SCTI, and requires SCTI to maintain certain minimum insurance levels.

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

     The License Agreement, which was entered into on November 12, 2007 as a condition to the acquisition, has a term of twenty years, and may continue to be in effect for a longer period of time if a valid claim under a patent or patent pending application covered thereby still exists. SCTI can terminate the agreement for any reason upon 60 days' prior written notice, and either party can terminate the agreement upon 30 days' prior written notice upon certain uncured material breaches of the agreement or immediately upon certain bankruptcy related events. Additionally, portions of the license may be converted to a non-exclusive license if SCTI does not diligently develop the VSEL Technology or terminated entirely if SCTI chooses to not pay for the filing and maintenance of any patents thereunder. Upon termination of the License Agreement for any reason, certain obligations of the parties survive for periods of time including confidentiality, limitation of liability and indemnification, insurance obligations, accrued royalty reporting and accounting.

     The License Agreement also contemplates that the Company and ULRF will enter into an adult stem cell collection center agreement. Pursuant to this agreement, stem cells would be provided to Dr. Ratajczak's laboratory in connection with the performance of the research under the Sponsored Research Agreement and certain of SCTI's diligence obligations with respect to developing the VSEL Technology commence upon receipt of these cells.

     Concurrently with the License Agreement, the Company entered into the Sponsored Research Agreement with ULRF. Pursuant to the SRA, the Company will support additional research relating to the VSEL technology to be carried out in the laboratory of Mariusz Ratajczak, M.D., Ph.D. as principal investigator, a co-inventor of the VSEL Technology and head of the Stem Cell Biology Program at the James Graham Brown Cancer Center at the University of Louisville. In return, the Company will receive the first option to negotiate a license to the research results. The prior funding of SCTI by UTEK will pay for a portion of the research costs.

     Under the Sponsored Research Agreement, the Company agrees to support the research as set forth in a research plan in an amount of $375,000. Such costs are to be paid by the Company in accordance with a payment schedule which sets forth the timing and condition of each such payment over the term of the SRA. Under the SRA, ULRF retains the rights to intellectual property developed by its employees in performance of the research relating to the VSEL Technology and the Company and ULRF jointly own intellectual property developed jointly by employees of ULRF and the Company in performance of the research. So long as the Company continues to support and fund the filing of patent applications and other intellectual property protection for the same, the Company has the first option to negotiate for an exclusive, worldwide commercial license to ULRF's interest in any such developed or jointly developed intellectual property. The SRA also establishes rates for royalties and revenue sharing between the parties in the event no license agreement is executed with regard to joint intellectual property but one party chooses to develop or license it to a third party.

     The term of the research is two and one-half years and shall commence after all applicable institution (e.g., institutional review board ("IRB")) and Federal approvals are obtained and upon the adult stem cell specimens required for the research being provided to the laboratory.

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

     The SRA further sets out the parties respective rights and responsibilities relating to patent prosecution, contains confidentiality provisions, limits ULRF liability and provides for indemnification of ULRF. Either party may terminate the SRA if Dr. Ratajczak is unable to perform the research and an acceptable successor is not available, or if required approval of a review committee at the University of Louisville or ULRF is not given or is withdrawn. The Company may terminate the SRA upon 90 days' written notice to ULRF and either party may terminate the SRA on 30 days' written notice in the event of uncured defaults or breaches. Upon termination of the SRA for any reason, certain obligations of the parties survive including confidentiality, disclosure, rights regarding publications and ownership of intellectual property.

     CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Form 8-K constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that relate to future events or conditions, including without limitation, statements regarding our financial position, potential, business strategy, plans and objectives for future operations, may be deemed to be forward-looking statements. All such statements, which are all statements other than of historical fact, involve risks and uncertainties. These statements are commonly identified by the use of such terms and phrases as "intends," "expects," "anticipates," "estimates," "seeks" and "believes." Additionally, statements concerning our ability to develop the adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSELs in that future, and the potential revenue growth of such business are forward-looking statements. Our ability to enter the adult stem cell arena and future operating results are dependent upon many factors, including but not limited to: (i) our ability to obtain sufficient capital or a strategic business arrangement to fund our expansion plans; (ii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iii) competitive factors and developments beyond our control; (iv) scientific and medical developments beyond our control; (v) our inability to obtain appropriate state licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company's current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings." We cannot guarantee future results or achievements, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02  Unregistered Sales of Equity Securities

     On November 13, 2007, the Company effected the issuance of 400,000 shares of its unregistered common stock, par value $0.001 per share, to UTEK Corporation in connection with the acquisition of SCTI described in Item 1.01 above.

     The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising to an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.
        ---------

Exhibit 10.1 Agreement and Plan of Acquisition among NeoStem, Inc., Stem Cell Technologies, Inc. and UTEK Corporation.

Exhibit 10.2 License Agreement between Stem Cell Technologies, Inc. and the University of Louisville Research Foundation, Inc. (1)

Exhibit 10.3 Sponsored Research Agreement between NeoStem, Inc. and the University of Louisville Research Foundation, Inc. (2)




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(1)  Certain  portions  of Exhibit  10.2 were  omitted  based upon a request for confidential treatment, and the omitted portions were filed separately with the Securities and Exchange Commission on a confidential basis.
(2) Certain portions of Exhibit 10.3 were omitted based upon a request for confidential treatment, and the omitted portions were filed separately with the Securities and Exchange Commission on a confidential basis.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEOSTEM, INC.


                                        By: /s/ Catherine M. Vaczy
                                            ----------------------
                                            Catherine M. Vaczy
                                            Vice President and General Counsel


Dated: November 19, 2007




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